                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                               POPMAIL.COM, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            [POPMAIL.COM, INC. LOGO]
                        1333 CORPORATE DRIVE, SUITE 350
                              IRVING, TEXAS 75038

                 NOTICE OF 2000 SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 20, 2000

TO THE SHAREHOLDERS OF POPMAIL.COM, INC.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of PopMail.com, inc., a Minnesota corporation (the "Company"), will be held at the offices of the Company at 1333 Corporate Drive, Suite 350, Irving, Texas 75038, on Monday, November 20, 2000 at 10:00 a.m. (CST) (the "Special Meeting"), or at any adjournment or postponement thereof, for the following purpose:

     To approve an amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares from 10,000,000 shares of undesignated capital stock to 25,000,000 shares of undesignated capital stock.

     The Board of Directors of the Company has approved the foregoing proposal and recommends that shareholders of the Company vote in its favor.

     Only holders of record of the Company's capital stock at the close of business on October 31, 2000, the record date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

     The affirmative vote of the holders of issued and outstanding shares of the Company's common stock and preferred stock representing a majority of the votes cast at the Special Meeting, assuming a quorum of at least a majority of outstanding voting rights of the Company are present at the Special Meeting, is necessary to approve the proposed amendment to the Company's Articles of Incorporation.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR VOTE ELECTRONICALLY OR BY TELEPHONE, AS PROMPTLY AS POSSIBLE. IF YOU
ATTEND THE MEETING, YOU MAY WITHDRAW THE PROXY AND VOTE IN PERSON.


                                          By Order of the Board of Directors

                                          /s/ GARY SCHNEIDER
                                          --------------------------------------
                                          Gary Schneider
                                          Chief Executive Officer


Irving, Texas
November 3, 2000

                               POPMAIL.COM, INC.
                        1333 CORPORATE DRIVE, SUITE 350
                                IRVING, TX 75038

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF SHAREHOLDERS
                TO BE HELD NOVEMBER 20, 2000 AT 10:00 A.M. (CST)

                            ------------------------

                               PROXIES AND VOTING

     This Proxy Statement is being furnished to the shareholders of PopMail.com, inc., a Minnesota corporation ("PopMail" or the "Company"), in connection with the solicitation by the Board of Directors of the Company ("Board of Directors") of proxies to be used at a Special Meeting of Shareholders (the "Special Meeting") to be held on Monday, November 20, 2000 at 10:00 a.m. (CST), at 1333 Corporate Drive, Suite 350, Irving, Texas 75038, and at any adjournment thereof, for the purpose set forth in the attached Notice of Special Meeting. The approximate date on which this Proxy Statement and the accompanying proxy were first sent or given to shareholders of the Company was November 3, 2000.

     The cost of soliciting proxies, including preparing, assembling and mailing the proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally or by telephone.

     Any shareholder giving a proxy may revoke it at any time prior to its use at the Special Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written proxy with an officer of the Company. Personal attendance at the Special Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation of a subsequent Proxy is delivered to an officer before the Proxy intended to be revoked or superseded is used at the Special Meeting.

     The presence at the Special Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's capital stock entitled to vote shall constitute a quorum for the transaction of business. Proxies not revoked will be voted in accordance with the instructions specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies that are signed but which lack any specific instructions with respect to any proposal will, subject to the following, be voted in favor of the proposal set forth in the Notice of Special Meeting. If a shareholder abstains from voting as to any proposal, then the shares of PopMail stock held by such shareholder shall be deemed present at the Special Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such proposal, but shall not be deemed to have been voted in favor of such proposal. Abstentions as to any proposal, therefore, will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular proposal, then the shares covered by such non-vote proxy shall be deemed present at the Special Meeting for purposes of determining a quorum, but shall not be deemed to be present at the Special Meeting for purposes of calculating the vote required for approval of such proposal.

                PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION

     Following the Company's 1-for-10 reverse stock split, the number of authorized shares of capital stock decreased from 100,000,000 to 10,000,000 shares. The Board of Directors has unanimously approved, and recommends to the shareholders, an amendment to the Company's Articles of Incorporation, as amended (the "Articles") that would increase the authorized number of shares of capital stock to 25,000,000.

     The Board believes that an increase in authorized capital of the Company to 25,000,000 shares will provide the Company with greater flexibility in raising additional capital by making an additional 15,000,000 shares available for issuance by the Company, without further action by its shareholders, in such transaction or transactions as the Board of Directors may approve, whether in public or private offerings, at such time or times as the Board of Directors may approve, whether prior to (subject to the approval by the Company's shareholders, and the taking effect, of such proposed amendment as described below) or after the Special Meeting. Since the Articles do not provide the Company's shareholders with preemptive rights, the rights of the existing shareholders may (depending on the particular circumstances in which additional shares of capital stock are issued) be diluted by any such issuance. Although the Company is unaware of any specific effort to obtain control of the Company, the increased authorized shares could be used to make an attempt to effect a merger or other change in control more difficult and less likely or to dilute the interest of a party attempting to obtain control of the Company. The resolutions of the Board of Directors setting forth the proposed amendment are attached as Exhibit A.

     The affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Special Meeting, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the Special Meeting, is required for approval of the proposed amendment to the Articles. A shareholder who abstains with respect to the proposed amendment is considered to be present and entitled to vote on the proposed amendment at the Special Meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote on the proposed amendment, shall not be considered present and entitled to vote on such proposal. If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR the election of the proposed amendment. As soon as practicable after such vote has been taken and certified, the amendment will be filed with the Secretary of State of Minnesota and will thereupon become effective.

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

                  CONTEMPLATED PRIVATE PLACEMENT OF SECURITIES

     The Company is currently engaged in negotiations with a number of parties with a view to the private placement of equity or debt securities of the Company. As of the date hereof, the terms of such financing are still undetermined and no assurances can be made that the negotiations will be successfully concluded. The Company intends to utilize the net proceeds, if any, for working capital and to repay indebtedness.

     Since there were 8,544,525 shares of common stock issued or reserved for issuance as of October 31, 2000, if the proposed amendment is not approved, the Company would be unable to proceed with any private placements of its debt or equity securities. The Company's common stock is traded on the Nasdaq SmallCap Market under the symbol "POPM."

                       OWNERSHIP OF POPMAIL CAPITAL STOCK

     The following table sets forth certain information regarding the beneficial ownership of the Company's common stock, including shares of common stock issuable upon conversion of Series E, Series F and Series G Preferred Stock, as of October 31, 2000, by (i) each person or entity known by the Company to be the beneficial owner of more than 5 percent of its voting shares, (ii) each of the Company's directors, (iii) certain executive officers of PopMail and (iv) all executive officers and directors of PopMail as a group:

                                                                   SHARES       PERCENTAGE
                                                                BENEFICIALLY        OF
            NAME AND ADDRESS OF BENEFICIAL OWNER                   OWNED          TOTAL
            ------------------------------------                ------------    ----------
Gary Schneider(1)...........................................        52,943          1.1
Stephen J. Spohn(2).........................................         3,353            *
Thomas W. Orr(3)............................................        26,300            *
Michael L. Krienik(4).......................................        15,000            *
Steven Mauldin..............................................         7,000            *
Stephen King(5).............................................       304,024          6.3
James L. Anderson(6)........................................       910,359         18.2
The Marcos A. and Sonya Nance Rodriguez Children's Trust No.
  2(7)......................................................     1,086,811         21.8
All Directors and Officers as a group (5 people)(8).........       104,596          2.2

---------------
(1) Includes options to purchase 3,500 shares which vest within 60 days.

(2) Includes options to purchase 3,125 shares which vest within 60 days. Also includes 228 shares which are issuable upon conversion of the Series F Preferred Stock.

(3) Includes 100 shares held in an IRA account for the benefit of Mr. Orr's spouse. Also includes 23,500 options which vest within 60 days.

(4) Includes options to purchase 15,000 shares which vest within 60 days.

(5) Includes options to purchase 16,574 shares which are exercisable within the next 30 days. Also includes warrants to purchase 62,750 which are currently exercisable. Also includes 134,700 shares held by King Family Partners. Mr. King serves as President of the general partner of King Family Partners.

(6) Includes 227,489 shares and 2,204 shares, respectively, issuable upon exercise of warrants held by The Marcos A. and Sonya Nance Rodriguez Children's Trust No. 2 and The Sonya Nance Trust. Also includes 2,204 shares held by The Sonya Nance Trust and 618,678 shares held by The Marcos A. and Sonya Nance Rodriguez Children's Trust No. 2. Mr. Anderson serves as trustee for each such trust.

(7) Includes 240,644 shares owned of record by other shareholders and as to which The Marcos A. and Sonya Nance Rodriguez Children's Trust No. 2 holds voting rights. Also includes Warrants to purchase 227,489 shares which are currently exercisable.

(8) Includes a total of 71,500 options to purchase common shares which vest within 60 days.

                           PROPOSALS OF SHAREHOLDERS

     All proposals of shareholders intended to be presented at the 2001 Annual Meeting of Shareholders of the Company must be received by the Company at its executive offices, 1333 Corporate Drive, Suite 350, Irving, Texas 75038, on or before January 9, 2001, and otherwise have complied with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

     The Minnesota Business Corporation Act does not permit the Board of Directors to present any other matter not referred to above to the Special Meeting.

                                          By Order of the Board of Directors
                                          PopMail.com, inc.
                                          By: /s/GARY SCHNEIDER
                                              ----------------------------------
                                              Gary Schneider
                                              Chief Executive Officer

                                                                       EXHIBIT A

                           RESOLUTIONS ADOPTED BY THE
                             BOARD OF DIRECTORS OF
                               POPMAIL.COM, INC.
    AMENDMENT TO ARTICLES OF INCORPORATION; SPECIAL MEETING OF SHAREHOLDERS

     RESOLVED, that the Articles of Incorporation, as amended, of the Company be amended by deleting the language set forth in Paragraph A of Article III thereof and replacing such language with the following:

     "A. The Corporation is authorized to issue twenty five million (25,000,000) shares of capital stock, having a par value of one cent ($.01) per share in the case of common stock, and having a par value as determined by the Board of Directors in the case of preferred stock, to be held, sold and paid for at such times and in such manner as the Board of Directors may from time to time determine in accordance with the laws of the State of Minnesota."

     RESOLVED FURTHER, that the proposed amendment to the Company's amended Articles of Incorporation be submitted to the shareholders of the Company for their approval at a Special Meeting of Shareholders to be held at 10:00 a.m. on November 20, 2000, at a location to be determined by the officers of the Corporation, and that the record date for shareholders entitled to notice of and to vote at such meeting be and hereby is October 31, 2000.

                                POPMAIL.COM, INC.
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 20, 2000
                                   10:00 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

It will be voted in the matter set forth on the reverse side of this form as directed by the shareholder, but if no direction is made in the space provided, it will be voted FOR the proposal to amend the Articles of Incorporation, as amended, of PopMail.com, inc. (the "Company") to increase the number of authorized shares from 10,000,000 shares of undesignated capital stock to 25,000,000 shares of undesignated capital stock.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AFOREMENTIONED PROPOSAL.

           (Continued, and TO BE DATED AND SIGNED on the reverse side)

                                                                                       --------------------------------------
THERE ARE THREE WAYS TO VOTE YOUR PROXY.
YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES         COMPANY #
IN THE SAME MANNER AS IF YOU HAD MARKED, SIGNED AND RETURNED YOUR                        CONTROL #
PROXY CARD.

                                                                                       --------------------------------------


VOTE BY PHONE - TOLL FREE - (800) 240-6326 --- QUICK *** EASY *** IMMEDIATE
- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number, both of which are located above.
-    Follow the simple instructions the Voice provides you.

VOTE BY INTERNET --- WWW.EPROXY.COM/POPM --- QUICK *** EASY *** IMMEDIATE
-    Use the Internet to vote your proxy 24 hours a day, 7 days a week.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number, both of which are located above, in order to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to PopMail.com, inc., Shareowner Services, Wells Fargo Bank Minnesota, N.A., P.O. Box 64873, St. Paul, MN 55164-0873.

   IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.

The undersigned, a shareholder of the Company, hereby appoints Gary Schneider and Stephen J. Spohn, and each of them as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Special Meeting of the Shareholders of the Company to be held at the offices of the Company, 1333 Corporate Drive, Suite 350, Irving, Texas on Monday, November 20, 2000, at 10:00 a.m. (C.S.T.), and any adjournments or postponements thereof, upon matter set forth below, with all the powers which the undersigned would possess if personally present:

        AMENDMENT OF COMPANY'S ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 10,000,000 SHARES OF UNDESIGNATED CAPITAL STOCK TO 25,000,000 SHARES OF UNDESIGNATED CAPITAL STOCK.

YES              [ ]                              NO            [ ]                              ABSTAIN             [ ]

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                Please fold here

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED IN FAVOR OF THE ABOVE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION. The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Special Meeting.



                                      Dated                             , 2000
                                            ----------------------------

                                      ----------------------------------------

                                      ----------------------------------------
                                      (SHAREHOLDER MUST SIGN EXACTLY AS THE
                                      NAME APPEARS AT LEFT. WHEN SIGNED AS A
                                      CORPORATE OFFICER, EXECUTOR,
                                      ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC.,
                                      PLEASE GIVE FULL TITLE AS SUCH. BOTH
                                      JOINT TENANTS MUST SIGN.)